UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Materials Pursuant to § 240.14a-12

PANAMERICAN BANCORP

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

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(2)

Aggregate number of securities to which transaction applies:

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(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)

Proposed maximum aggregate value of transaction:

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(5)

Total fee paid:

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Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

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(2)

Form, Schedule or Registration Statement No.:

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(3)

Filing Party:

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(4)

Date Filed:

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PANAMERICAN BANCORP

3400 Coral Way
Miami, Florida 33145

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NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 14, 2005

_______________________

To Our Stockholders:

Notice is hereby given that our special meeting of stockholders will be held at our bank subsidiary’s branch office located at 1200 North Federal Highway, Boca Raton, Florida 33432 on Thursday, July 14, 2005, at 5:00 p.m., E.D.T., for the following purposes:

1.

to approve an amendment and restatement of our Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 20,000,000 to 40,000,000, as more fully described in the accompanying proxy statement;

2.

to approve the issuance and sale of up to 12,500,000 shares of common stock and up to 4,170,000 securities exercisable or convertible into shares of common stock at below-market prices, as more fully described in the accompanying proxy statement; and

3.

to act upon such other business as may properly come before the special meeting or any postponement or adjournment thereof.

Our board of directors is not aware of any other business to come before the special meeting.

Stockholders of record as of the close of business on June __, 2005 are entitled to the notice of and to vote their shares by proxy or at the special meeting.

By Order of the Board of Directors,
/s/ Michael E. Golden
Michael E. Golden
President and Chief Executive Officer

Miami, Florida

June 13, 2005

YOUR VOTE IS IMPORTANT

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE SPECIAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

TABLE OF CONTENTS

Page

ABOUT THE SPECIAL MEETING

1

What are the purposes of the special meeting?

1

Who is entitled to vote?

1

What constitutes a quorum?

1

How do I vote?

2

Can I change my vote after I return my proxy card?

2

What are the Board’s recommendations?

2

What vote is required to approve each item?

2

Who pays for the proxy solicitation?

3

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

4

PROPOSAL 1 – APPROVAL OF AN AMENDMENT TO AND RESTATEMENT OF THE
CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF

AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 TO 40,000,000

6

PROPOSAL 2 — APPROVAL OF THE ISSUANCE AND SALE OF UP TO 12,500,000 SHARES OF
COMMON STOCK AND UP TO 4,170,000 SECURITIES EXERCISABLE OR CONVERTIBLE INTO

SHARES OF COMMON STOCK AT BELOW-MARKET PRICES

8

STOCKHOLDER PROPOSALS

12

INDEPENDENT PUBLIC ACCOUNTANTS

12

INFORMATION INCORPORATED BY REFERENCE

12

APPENDIX A – AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

 A-1

SPECIAL MEETING OF STOCKHOLDERS
OF
PANAMERICAN BANCORP

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PROXY STATEMENT

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Our board of directors solicits the accompanying proxy for use at our special meeting of stockholders to be held on Thursday, July 14, 2005, at 5:00 p.m., E.D.T, at our bank subsidiary’s branch office located at 1200 North Federal Highway, Boca Raton, Florida 33432 and at any adjournment or postponement thereof.

The approximate date that this proxy statement and the enclosed form of proxy are first being sent or given to our stockholders is June 13, 2005. Our corporate headquarters are located at 3400 Coral Way, Miami, Florida 33145 and our telephone number is (305) 421-6800.

ABOUT THE SPECIAL MEETING

What are the purposes of the special meeting?

At the special meeting, stockholders will vote on (i) the amendment and restatement of our Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 20,000,000 to 40,000,000, as more fully described in Proposal 1 below; (ii) the issuance and sale of up to 12,500,000 shares of common stock and up to 4,170,000 securities exercisable or convertible into shares of common stock at below-market prices, as more fully described in Proposal 2 below; and (iii) such other business as may properly come before the special meeting or any postponement or adjournment thereof. Our board of directors is not aware of any matters that will be brought before the special meeting, other than procedural matters, that are not referred to in the enclosed notice of the special meeting.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, June __, 2005, are entitled to receive notice of the special meeting and to vote shares of common stock they held as of the record date at the special meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

Please note that if you hold shares in the “street name” (that is, through a broker or other nominee) and plan to attend and vote in person at the special meeting, you will need to bring evidence of your stock ownership, such as a copy of a brokerage statement, reflecting your stock ownership as of the record date.

What constitutes a quorum?

The presence at the special meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote at the special meeting will constitute a quorum. As of the record date, 10,005,334 shares of our common stock, $.01 par value per share, held by 830 stockholders of record were issued and outstanding. Proxies received, but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the special meeting. A broker non-vote occurs when shares held by a broker are not voted with respect to the proposal because the broker does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner of the shares.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you directed. If you are a stockholder of record and you attend the special meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the special meeting will need to obtain a proxy card from the institution that holds their shares as a holder of record.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your signed proxy, you may revoke your proxy and change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the special meeting in person and so request, although attendance at the special meeting will not by itself revoke a previously granted proxy.

What are the Board’s recommendations?

Our board of directors unanimously recommends that stockholders vote for (i) the amendment and restatement of our Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 20,000,000 to 40,000,000, as more fully described in Proposal 1 below; and (ii) the issuance and sale of up to 12,500,000 shares of common stock and up to 4,170,000 securities exercisable or convertible into shares of common stock at below-market prices, as more fully described in Proposal 2 below.

If your proxy card is properly executed and received in time for voting, and not revoked, such proxy card will be voted in accordance with your instructions marked on the proxy card. In the absence of any instructions or directions to the contrary, persons named in the enclosed proxy will vote all shares of common stock for the approval of proposals stated above.

The board does not know of any other matters other than the proposals set forth above that may be brought before the special meeting or any postponement or adjournment thereof. In the event that any other matters should come before the special meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

In particular, the enclosed proxy confers discretionary authority to vote with respect to the following matters that may come before the special meeting or any postponement or adjournment thereof: (i) matters of which we have not received notice by June 8, 2005; (ii) approval of the minutes of the prior meeting if such approval does not amount to ratification of the action or actions taken at that meeting; (iii) any proposal omitted from the proxy statement and form of proxy pursuant to Rules 14a-8 and 14a-9 of the Securities Exchange Act of 1934, as amended, referred to as the Exchange Act in this proxy statement; and (iv) matters incident to the conduct of the special meeting or any postponement or adjournment thereof. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

What vote is required to approve each item?

The affirmative vote of a majority of the outstanding shares of our common stock is required to approve the proposal to amend and restate our Certificate of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 40,000,000 referred to as Proposal 1.

Under Section 710 of the Company Guide of American Stock Exchange, referred to as AMEX in this proxy statement, the proposal to approve the issuance and sale of up to 12,500,000 shares of common stock and up to 4,170,000 securities exercisable or convertible into shares of common stock at below-market prices, referred to as Proposal 2, should be approved by the majority of the votes cast, either in person or by proxy, at the special meeting.

Any other matter that may properly come before the special meeting should be approved by the affirmative vote of a majority of the shares present or represented by proxy at the special meeting.

Under the General Corporation Law of the State of Delaware, referred to as the Delaware law in this proxy statement, an abstention from voting on any proposal will have the same legal effect as an “against” vote. Broker non-votes will not count as votes against Proposal 2 or other matter that may properly come before the special meeting, but will count as votes against Proposal 1.

Who pays for the proxy solicitation?

We will pay the cost of the proxy solicitation, including the cost of preparing, printing and mailing the notice of the special meeting, proxy statement and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to beneficial owners of our common stock and to request authority for the execution of proxies. We may reimburse such persons for their expenses incurred in connection with these activities.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the record date, there were 10,005,334 shares of common stock issued and outstanding. The following table shows, as of the record date, the number of shares of common stock beneficially owned by: (i) each of our directors; (ii) our chief executive officer and each of our executive officers whose total salary and bonus exceeded $100,000 in fiscal 2004; (iii) all of our directors and executive officers as a group; and (iv) each person known by us to beneficially own more than 5% of any class of our outstanding voting securities.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percent of Class

James F. Partridge	185,948	(2)	1.9%
Hugo A. Castro	204,840	(3)	2.0%
Nelson Famadas	213,938	(4)	2.1%
Michael E. Golden	178,700	(5)	1.8%
Leonard F. Marinello	174,306	(6)	1.7%
Stephen L. Perrone	350,972	(7)	3.5%
Alberto Valle	374,382	(8)	3.7%
All directors and executive officers as a group (7 persons)	1,683,086	(9)	16.5%
First BanCorp 1519 Ponce de Leon Ave Santurce, PR 00909	1,142,341	(10)	10.9%
Pequot Capital Management, Inc. 500 Nyala Farm Road Westport, CT 06880	1,313,159	(11)	12.2%
Jeffrey A. Miller P.O. Box 26039 Gallows Bay Station Christiansted, St. Croix, USVI 00824	764,100	(12)	7.4%
Eric D. Jacobs P.O. Box 26039 Gallows Bay Station Christiansted, St. Croix, USVI 00824	764,100	(12)	7.4%
Miller & Jacobs Capital, L.L.C. P.O. Box 26039 Gallows Bay Station Christiansted, St. Croix, USVI 00824	764,100	(12)	7.4%
Acadia Master Fund I, Ltd. c/o Butterfield Fund Services (Bermuda) Limited Rosebank Centre 11 Bermudiana Road Hamilton HM 08, Bermuda	764,100	(12)	7.4%
Martin Stein 21331 Greenwood Ct. Boca Raton, FL 33433	1,032,315	(13)	9.8%

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(1)

Unless otherwise provided, the address of each beneficial holder listed above is c/o PanAmerican Bancorp, 3400 Coral Way, Miami, Florida 33145.

(2)

Includes options to purchase 21,940 shares of common stock, which are exercisable within 60 days of the record date.

(3)

Includes options to purchase 62,600 shares of common stock, which are exercisable within 60 days of the record date.

(4)

Includes 37,943 shares of common stock owned by Mr. Famadas’ wife, over which Mr. Famadas has voting and dispositive power, and options to purchase 22,670 shares of common stock held by Mr. Famadas, which are exercisable within 60 days of the record date.

(5)

Includes options to purchase 37,600 shares of common stock, which are exercisable within 60 days of the record date.

(6)

Includes options to purchase 22,170 shares of common stock, which are exercisable within 60 days of the record date.

(7)

Includes 123,428 shares of common stock held by SEFKO Capital Ltd., 76,315 shares of common stock held by Sefko, Ltd., 63,400 shares of common stock held by Seven Hills Investments, LLC, over which Mr. Perrone has sole voting power and shared investment power, 16,214 shares of common stock held by Brickell Bay Management Inc., over which Mr. Perrone has sole voting power, 49,785 shares of common stock held in Mr. Perrone’s IRA and options to purchase 21,830 shares of common stock, which are exercisable within 60 days of the record date.

(8)

Includes 126,475 shares of common stock held by Athone, N.V., 50,000 shares of common stock held by BMC Development at Woods Walk, Inc. and 148,937 shares of common stock held by Nivesa Corporation, N.V. As a designated representative of the foregoing entities, Mr. Valle has shared voting and dispositive power over the shares held by the foregoing entities. Includes 26,500 shares of common stock held by Vincenzo Petrone, over which Mr. Valle has voting power. In addition, includes options to purchase 22,470 shares of common stock, which are exercisable within 60 days of the record date.

(9)

Includes options to purchase 211,280 shares of common stock, which are exercisable within 60 days of the record date.

(10)

Includes Class A warrants to purchase 131,425 shares of common stock, Class B warrants to purchase 131,425 shares of common stock and Class D warrants to purchase 250,000 shares of common stock, each of which is exercisable within 60 days of the record date.

(11)

Includes Class D warrants to purchase 800,000 shares of common stock, which are exercisable within 60 days of the record date.

(12)

Includes Class D warrants to purchase 250,000 shares of common stock, which are exercisable within 60 days of the record date. As reported on Schedule 13G filed with the SEC on May 13, 2005, Messrs. Miller and Jacobs have shared voting and dispositive power over 764,100 shares beneficially owned by them as sole managers and members of Miller & Jacobs Capital, L.L.C., which serves as the investment manager for Acadia Master Fund I, Ltd.

(13)

Includes 139,282 shares held by Mr. Stein’s wife, over which Mr. Stein has voting and dispositive power, Class A warrants to purchase 33,433 shares of common stock, Class B warrants to purchase 33,433 shares of common stock and Class C warrants to purchase 414,000 shares of common stock, each of which is exercisable within 60 days of the record date.

See Proposal 2 below for a description of transactions or arrangements that may result in the change in control of our company.

PROPOSAL 1 – APPROVAL OF AN AMENDMENT TO AND RESTATEMENT OF THE CERTIFICATE OF INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 20,000,000 TO 40,000,000

Subject to stockholder approval at the special meeting, our board of directors adopted an amendment, referred to as the amendment in this proxy statement, to our Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock from 20,000,000 to 40,000,000. The board of directors approved the restatement of the Certificate of Incorporation to include the amendment and certain other minor changes as described below. The complete text of the proposed Amended and Restated Certificate of Incorporation is included as Appendix A to this proxy statement.

Required Vote.  The affirmative vote of a majority of the outstanding shares of our common stock is necessary to approve this Proposal 1.

Reasons for the Amendment and Restatement of the Certificate of Incorporation.  If Proposal 1 is approved by the stockholders at the special meeting, our Amended and Restated Certificate of Incorporation will provide for 45,000,000 authorized shares consisting of 40,000,000 shares of common stock, par value $.01 per share, and 5,000,000 shares of preferred stock, par value $.01 per share. Our board of directors believes that it is in the best interests of the company and our stockholders to increase the number of shares of common stock that we are authorized to issue in order to provide for future issuances of common stock for any proper corporate purpose, such as to raise capital, including, but not limited to, the proposed financing transaction or transactions described in Proposal 2 below and referred to as the financing transaction, redeem outstanding warrants or other securities or acquire other companies, banks or other financial institutions, although no such acquisitions are currently contemplated. The terms of the financing transaction, including, but not limited, to the terms of the securities to be issued as part of the financing transaction, are subject to the approval our board of directors.

Our current Certificate of Incorporation provides for 25,000,000 authorized shares consisting of 20,000,000 shares of common stock and 5,000,000 shares of preferred stock. As of the Record Date, there were 10,005,334 shares of common stock issued and outstanding and there were no shares of preferred stock issued and outstanding. We reserved 10,595,205 shares of common stock for issuance in connection with the previously issued securities, which are exercisable or convertible into shares of our common stock. Therefore, we will be unable to issue all of 10,595,205 shares of common stock upon the exercise or conversion of the outstanding securities which are exercisable or convertible into shares of our common stock or consummate the proposed financing transaction unless our Certificate of Incorporation is amended to authorize the issuance of additional shares of common stock.

Amendment and Restatement of the Certificate of Incorporation.  If the Amended and Restated Certificate of Incorporation is approved by stockholders at the special meeting, the first paragraph of Article FOURTH will be revised to read as follows:

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 45,000,000 shares, consisting of 40,000,000 shares of Common Stock, par value $.01 per share, and 5,000,000 shares of Preferred Stock, par value $.01 per share, as more fully described below (the “Preferred Stock”).

If approved by stockholders at the special meeting, as permitted by the Delaware law, the Amended and Restated Certificate of Incorporation will omit provisions naming our incorporator and initial director, which provisions are currently included in our Certificate of Incorporation as Articles FIFTH and SIXTH, respectively. The restatement will also (i) eliminate certain typographical errors and duplicative provisions; and (ii) include the current address of our registered agent in Article SECOND.

Upon the stockholder approval, if any, the Certificate of Incorporation will be amended and restated to read in the form attached hereto as Appendix A.

Dissenters’ Rights.  Under the Delaware law, stockholders will not have any dissenters’ or appraisal rights in connection with the amendment.

Dilutive and Other Effects of Potential New Stock Issuances. The additional shares of common stock, if authorized by adoption of this amendment, would have the rights that are identical to the currently issued and outstanding shares of common stock. Adoption of this amendment and the issuance of additional shares of common stock will result in the dilution of the equity interests of existing holders of common stock, reduce the proportionate voting power of existing common stockholders and may decrease the market value per share of common stock.

Our stockholders generally do not have preemptive rights with respect to our common stock and, except as provided below, existing holders of common stock would not have any preferential or participation rights if the board of directors elects to issue additional shares of common stock. On April 17, 2003, we entered into a participation agreement with each of McAlpine Park Lane, Inc., a Florida corporation, and McAlpine Ltd., a company incorporated in the Cayman Islands, to which we refer collectively as the McAlpine entities in this proxy statement, in connection with the sale of shares of our common stock and warrants to purchase shares of our common stock to the McAlpine entities. Under the participation agreements, the McAlpine entities have the right to purchase (i) our common stock, (ii) warrants to purchase shares of our common stock; and (iii) any security convertible into or exchangeable for our common stock or warrants offered by us in any private or public offering in percentage amounts which are not greater than the percentage of their respective beneficial ownership of our securities, as determined by the formula specified in the participation agreements. We must notify the McAlpine entities of all of our private and public offerings, and the McAlpine entities are required to notify us of their intention to exercise their participation rights within 30 days of the beginning of our public or private offering.

Subject to certain limitations described below, our board of directors may issue authorized but unissued shares of our common stock without further stockholder approval. Except as described in Proposal 2 below, the board of directors does not currently intend to seek stockholder approval prior to any future issuance of additional shares of our common stock or securities convertible or exercisable into shares of our common stock, unless such stockholder approval is required by the Delaware law, the rules of any exchange or other market on which our securities may then be listed or traded, our charter or bylaws then in effect, or other applicable rules and regulations. See “Dilutive and Other Effects of the Approval of This Proposal 2” below for a more detailed description of the effect of the financing transaction described in Proposal 2.

Anti-Takeover Effect of Increase in Authorized Common Stock.  Our Certificate of Incorporation and Amended and Restated Bylaws contain certain provisions, including, but not limited to, (i) a provision authorizing our board of directors to issue up to 5,000,000 shares of preferred stock in one or more series and fix the powers, designations, preferences and rights of such shares of preferred stock without any stockholder approval; (ii) a provision establishing our classified board of directors; (iii) a provision requiring supermajority stockholder approval to amend the section of the Certificate of Incorporation regarding the classified board of directors; and (iv) a provision related to the calling of a special meeting of stockholders that may be considered to have an anti-takeover effect.

The proposed increase in the authorized number of shares of common stock could, in some situations, also have the effect of discouraging unsolicited takeover attempts and may limit the opportunity for stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. However, the board of directors is not aware of any attempts to take control of the company and has not presented this proposal with the intent that it be utilized as an anti-takeover device.

Effective Date/Termination of the Amended and Restated Certificate of Incorporation.  The effective date of the amendment and the corresponding restatement will be the date on which the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of Delaware following the approval of stockholders, which date will be selected by our board of directors. If, at any time prior to the effective date of the amendment, the board of directors, in its sole discretion, determines that the amendment and the related restatement of the Certificate of Incorporation is no longer in the best interests of our company and stockholders, then the amendment and the restatement of the Certificate of Incorporation may be abandoned without any further action by the stockholders.

Principal Effect of Non-Approval of Proposal 1.  We will be unable to issue all of 10,595,205 shares of common stock upon the exercise or conversion of the outstanding securities which are exercisable or convertible into shares of our common stock or consummate the proposed financing transaction, as described in Proposal 2 below, absent stockholder approval of this Proposal 1.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 1.

PROPOSAL 2 — APPROVAL OF THE ISSUANCE AND SALE OF UP TO 12,500,000 SHARES OF COMMON STOCK AND UP TO 4,170,000 SECURITIES EXERCISABLE OR CONVERTIBLE INTO SHARES OF COMMON STOCK AT BELOW-MARKET PRICES

Subject to the stockholder approval at the special meeting, our board of directors determined to raise from up to $25.0 million to $30.0 million of capital by selling additional shares of our common stock and securities exercisable or convertible into shares of our common stock at a price ranging from $3.85 to $4.10 per share, which may represent a discount from the market price of our common stock on the date of the definitive agreement with investors. We may offer these securities in one or more financing transactions, all of which are collectively referred to in this proxy statement as the financing transaction. In no event, however, shall the purchase price per share of common stock issued in the financing transaction represent a discount of more than 10% from the market price of our common stock on the date of the definitive agreement with investors. The description of the financing transaction in this proxy statement is not intended to constitute an offer, or the solicitation of an offer, to purchase our securities to be offered in the financing transaction.

Required Vote.  Under Section 710 of the AMEX Company Guide, Proposal 2 should be approved by the majority of the votes cast, either in person or by proxy, at the special meeting.

Reasons for the Financing Transaction.  Our board of directors authorized the sale of $25.0 million to $30.0 million of our common stock or securities exercisable or convertible into our common stock in connection with the financing transaction. Our board of directors believes that it is in the best interests of the company and our stockholders to raise such additional capital, which (i) will assist us in achieving the goals of our business plan and (ii) will be used for the purposes described under “Use of Proceeds” below.

Terms of the Financing Transaction.  The final terms of the financing transaction are not currently known. Although we have had discussions with several placement agents, we have not reached any definitive agreement regarding the terms of the financing transaction. However, the financing transaction will be subject to the requirements described in this Proposal 2.

It is anticipated that we will raise from $25.0 million to $30.0 million by offering and selling securities in the form of units comprised of two shares of common stock and a warrant to purchase one share of common stock at price per unit ranging from $7.70 to $8.20. The maximum number of units representing shares of common stock and warrants or other securities exercisable or convertible into shares of common stock that we may issue in the financing transaction will depend upon the market price of the common stock on the date we sell the units in the financing transaction. However, the aggregate number of shares of common stock that we may issue directly or upon the exercise or conversion of securities which are exercisable or convertible into shares of common stock shall not exceed 12,500,000 shares of common stock and the total number of warrants or other securities exercisable or convertible into shares of common stock that we may issue shall not exceed 4,170,000, including the issuance of securities to the placement agents as compensation for their services related to the financing transaction.

We may issue shares of common stock or warrants exercisable into shares of common stock or other securities exercisable or convertible into shares of our common stock at a sale price, or having an exercise or conversion price, per share ranging from $3.85 to $4.10, which may be less than the market value of our common stock on the date of the definitive agreement with investors. In no event, however, shall the purchase price per share of common stock issued in the financing transaction represent a discount of more than 10% from the market price of our common stock on the date of the definitive agreement with investors. For this purpose, the market price will be equal to the market price of a share of our common stock, as reported on the AMEX, or such other market on which our common stock may be trading, on the date of the definitive agreement with investors in the financing transaction. As of the record date, the closing price of our common stock as reported on AMEX was $____. The board of directors believes that the ability to sell our securities at a discount from the market price on the date of the definitive agreement with investors is warranted because it provides our board of directors with maximum flexibility in setting the terms of the financing transaction.

We have not determined the final terms and conditions upon which we would issue the securities to be authorized for issuance in accordance with this Proposal 2. In no event, however, shall the purchase price per share of common stock issued in the financing transaction represent a discount of more than 10% from the market price of our common stock on the date of the definitive agreement with investors. The board of directors will determine the terms and conditions of any such issuances in its sole discretion. We cannot assure you that we will be able to sell all of the securities on terms satisfactory to us.

Any shares of common stock issued pursuant to the financing transaction will have the rights and privileges, including the voting, dividend and liquidation rights, that the presently outstanding shares of common stock possess under our Certificate of Incorporation. Our stockholders generally do not have preemptive rights with respect to our common stock and, except as provided above in “Proposal 1 – Dilutive and Other Effects of Potential New Stock Issuances,” existing holders of common stock would not have any preferential or participation rights if the board of directors issues additional shares of common stock, warrants or other securities in the financing transaction.

The final terms of warrants or other securities exercisable or convertible into shares of common stock that we may issue in the financing transaction, including, but not limited to, any conversion or redemption prices and other matters, will be determined by our board of directors, provided that the exercise price of a warrant will be equal to the purchase price of a share common stock to be offered in the financing transaction, which must be within the range of $3.85 to $4.10 per share (provided that such exercise price is not less than 10% of the market price of our common stock on the date of the definitive agreement with investors) and the term of the warrant will be five years. The warrant will be immediately exercisable into one share of our common stock.

We are asking for the flexibility to issue shares of common stock or other securities exercisable or convertible into shares of our common stock on such terms as our board of directors may determine to be appropriate from time to time, including, but not limited to, the ability to issue units, each of which will be comprised of two shares of common stock and a warrant to purchase one share of our common stock. If our stockholders approve this Proposal 2 at our special meeting, we will not solicit further authorization for the issuance of securities in the financing transaction by a vote of stockholders prior to such issuance, unless otherwise required under applicable laws, rules or regulations.

We intend to offer these securities in an offering which is exempt from the registration requirements of the Securities Act of 1933, as amended, referred to as the Securities Act, and these securities may not be offered and sold absent registration or exemption from such registration requirements. It is anticipated that we will register the resale of the securities sold in the financing transaction under the Securities Act.

Use of Proceeds.  Under our current business plan, net proceeds of the financing transaction will be used to fund the future growth of our bank subsidiary, including, but not limited to, funding the growth of its loan origination business, the acquisition or opening of additional branch offices, the acquisition of other financial institutions, although no such acquisitions are currently contemplated. The allocation of proceeds will be based on our assumptions concerning the timing of receipt of proceeds in the financing transaction, our business objectives, finances and other matters. If current assumptions are not accurate, or other unforeseen conditions or opportunities affecting our business arise, there could be material changes to our operational expectations. Therefore, we could find it advisable to allocate the proceeds of the financing transaction in a manner different from that described above.

Listing on American Stock Exchange.  Our common stock and warrants to purchase shares of our common stock are listed on the AMEX. Subject to the stockholder approval of Proposals 1 and 2, as described in this proxy statement, and the consummation of the financing transaction, we intend to file an additional listing application with the AMEX to list up to (i) 12,500,000 shares of common stock to be issued directly or upon the exercise of warrants or other securities exercisable or convertible into shares of our common stock and (ii) 4,170,000 warrants to be issued in connection with the financing transaction.

Stockholder Approval Requirement.  Under Section 713 of the AMEX Company Guide, we are required to obtain stockholder approval in connection with any transaction, other than a public offering, that involves the sale, issuance or potential issuance of common stock, or securities convertible into common stock, that equals 20% or more of our then-outstanding common stock if we issue the stock at a price below the greater of its book value or market value at the time of issuance. As of the record date, we had 10,005,334 shares of common stock outstanding, and the book value of a share of common stock was $___. Accordingly, because our proposed issuance of up to 12,500,000 shares of our common stock at a discount from the market price of our common on the date of the definitive agreement with investors will be in excess of the AMEX 20% threshold, as stated above, we submit this Proposal 2 for the stockholders’ approval in order to comply with AMEX rules.

In addition, our issuance of securities in connection with the financing transaction will require that we comply with the registration requirements under applicable federal and state securities laws or determine that the issuance satisfies an applicable exemption from such registration requirements. Furthermore, stockholder approval does not obviate the need for compliance with the requirements of the Exchange Act or other AMEX requirements. For example, if we issue all or a substantial portion of these 12,500,000 shares in a sale for cash to a single purchaser or to a group of affiliated purchasers that could be deemed to control us as a result of such purchase, then we may need to obtain further stockholder approval for such issuance, and either we, or the purchasers, or both, may be required to file additional reports with the SEC, and obtain approval of the banking regulators.

Dissenters’ Rights.  Under the Delaware law, stockholders will not have any dissenters’ or appraisal rights in connection with this Proposal 2.

Dilutive and Other Effects of the Approval of This Proposal 2.  If this Proposal 2 is approved, our company will have the authority to issue, without further stockholder approval, up to 12,500,000 shares of common stock and up to 4,170,000 securities exercisable or convertible in shares of our common stock.

Potential Dilutive Effect on Our Stock.  As a result of the financing transaction, the number of shares of outstanding common stock will increase substantially and significantly dilute the ownership interests and proportionate voting power of the existing stockholders. The exercise or conversion of securities exercisable or convertible into shares of common stock and anti-dilution adjustments to the exercise or conversion price of such securities could further dilute the ownership interests and voting power of existing stockholders.

If this Proposal 2 is approved and we sell $30.0 million of shares of our common stock or securities exercisable or convertible into shares of our common stock for a price of $3.85 per share and issue up to approximately 800,000 additional shares of common stock or securities exercisable or convertible into shares of our common stock to placement agents as compensation for their services, we will issue up to approximately 12,500,000 shares of our common stock, either directly or upon the exercise or conversion of securities exercisable or convertible into shares of our common stock. As a result of the issuance of up to 12,500,000 additional shares of common stock, our stockholders will incur significant dilution of their interests in our company. We will have approximately 22,505,334 shares of common stock outstanding if we issue all 12,500,000 shares, excluding 10,595,205 shares of common stock issuable in connection with the securities exercisable or convertible into shares of common stock outstanding as of the record date, and holders of our 10,005,334 shares of common stock outstanding as of the record date will own approximately only 44.5% of our company. Therefore, you should consider the potential significant dilution in determining whether to approve this Proposal 2.

Potential Negative Effect on Our Stock Price.  As a result of the financing transaction, we may issue a substantial number of shares of our common stock and warrants or other securities exercisable or convertible into shares of our common stock, at a per share price below the market price of the common stock as of the date of issuance. The issuance of common stock and shares of common stock issuable upon exercise of warrants or conversion of other securities could have a depressive effect on the market price of our common stock by increasing the number of shares of common stock outstanding. Such downward pressure could encourage short sales by certain investors, which could place further downward pressure on the price of the common stock.

If we issue 12,500,000 additional shares of our common stock in the future, a substantial portion of those shares will become eligible for sale in the public markets, subject to certain volume limitations, after expiration of the one year holding period required under Rule 144 of the Securities Act and all of the shares could be eligible for sale in the public markets after two years pursuant to Rule 144(k), without any volume limitations. These shares could become eligible for resale in the public markets earlier if, in connection with the sale of the shares, we agree to file a registration statement with the SEC covering the resale of the shares. Any such sales, or the anticipation of the possibility of such sales, represent an overhang on the market and could depress the market price of our common stock. Similarly, a continuous series of warrant exercises, followed by sales of the common stock in the public markets might adversely impact the value of our common stock. The board of directors may generally attempt to moderate the timing and amount of sales of our common stock to the public in an effort to minimize any adverse pressure on the value of the common stock. No assurance can be given, however, that these attempts will be successful.

Certain Purchasers May Become Significant Stockholders. As a result of the financing transaction, one or more persons could become the beneficial owner of a substantial amount of our common stock and, as such, will have significant voting power with respect to our shares and be able to exert substantial influence over our business and affairs if they choose to do so. Any such person or persons will likely to be able to affect the outcome of all matters brought before the stockholders, including the election of all directors and the approval of mergers and other business combination transactions.

Future Stock Issuances Could Effect a Change in Control of Our Company. As a result of the financing transaction, we could issue 12,500,000 additional shares of common stock, which is approximately 125% of the number of shares of common stock outstanding as of the record date. This would result in a change in the persons having control of our company. The persons acquiring control would have significant voting power and be able to control our business and affairs if they choose to do so. Any such person or persons will determine the outcome of all matters brought before the stockholders, including the election of all directors and the approval of mergers and other business combination transactions.

Principal Effect of Non-Approval of Proposal 2. Absent stockholder approval of this Proposal 2, we will be unable to consummate the financing transaction described in this Proposal 2 and raise additional capital to fund our future loan originations or acquisitions.

Interests of Certain Persons in Proposal 2. Brett Golden, son of Michael Golden, our President, Chief Executive Officer and director, is the majority owner of one of the placement agents that we intend to use in connection with the financing transaction. It is anticipated that the placement agent will be entitled to receive certain sales commissions and expense allowance calculated as a percentage of the gross proceeds raised in the offering as well as warrants or other rights to purchase our securities. None of our directors or officers intends to purchase, directly or indirectly, any securities to be issued by us in the financing transaction.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 2.

STOCKHOLDER PROPOSALS

The deadline for providing us with timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at our 2006 annual meeting of stockholders, referred to as the 2006 meeting in this proxy statement, will be April 3, 2006. As to all such proposals which we do not have notice on or prior to April 3, 2006, discretionary authority shall be granted to the persons designated in our proxy related to the 2006 meeting to vote on such proposals. In addition, the Rule 14a-8 requirements applicable to inclusion of stockholder proposals in the our proxy materials related to the 2006 meeting require that a stockholder proposal regarding the 2006 meeting must be submitted to us at our office located at 3400 Coral Way, Miami, Florida 33451, attn: Michael E. Golden, President and Chief Executive Officer, by January 18, 2006 to receive consideration for inclusion in our proxy materials for the 2006 meeting. Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8.

INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Crowe Chizek and Company LLC has served as our independent public accountants since 2002. One or more representatives of Crowe Chizek and Company LLC are expected to be present at the special meeting and will be afforded the opportunity to make a statement if they so desire and to respond to appropriate stockholder questions.

INFORMATION INCORPORATED BY REFERENCE

The SEC allows us to incorporate by reference information that we file with the SEC. We incorporate by reference the information contained in our annual report on Form 10-KSB for the fiscal year ended December 31, 2004 filed with the SEC on March 16, 2005 and our quarterly report on Form 10-QSB for the quarter ended March 31, 2005 filed with the SEC on May 6, 2005 (collectively, the annual report on Form 10-KSB and the quarterly report on Form 10-QSB are referred to as Financial Information in this proxy statement). The Financial Information accompanies this proxy statement and contains our audited financial statements for the fiscal year ended December 31, 2004 and our unaudited financial statements for the quarter ended March 31, 2005 as well as the management’s discussion and analysis of our financial condition and results of operations.

By Order of the Board of Directors,
/s/ Michael E. Golden
Michael E. Golden
President and Chief Executive Officer

Miami, Florida
June 13, 2005

APPENDIX A

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
of
PANAMERICAN BANCORP
(a Delaware corporation)

PanAmerican Bancorp, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

A.

The name of the Corporation is PanAmerican Bancorp.

B.

The Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on October 4, 1996 under the name Southern Security Financial Corporation. A Certificate of Amendment of the Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on April 16, 1997 under the name Southern Security Financial Corporation. A Certificate of Merger was filed with the office of the Secretary of State of the State of Delaware on November 10, 1997 reflecting the merger of Southern Security Bank Corporation with and into Southern Security Financial Corporation. A Certificate of Amendment of the Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on November 13, 1997 under the name Southern Security Financial Corporation. Pursuant to the amendment, Southern Security Financial Corporation changed its name to Southern Security Bank Corporation. A Certificate of Amendment of the Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on January 27, 2000 under the name Southern Security Bank Corporation. A Certificate of Amendment of the Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on November 15, 2001 under the name Southern Security Bank Corporation. A Certificate of Amendment of the Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on August 13, 2002 under the name Southern Security Bank Corporation. Pursuant to the amendment, Southern Security Bank Corporation changed its name to PanAmerican Bancorp. A Certificate of Amendment of the Certificate of Incorporation of the Corporation was filed with the office of the Secretary of State of the State of Delaware on June 16, 2003 under the name PanAmerican Bancorp. A Certificate of Amendment was filed with the office of the Secretary of State of the State of Delaware on August 11, 2003 under the name PanAmerican Bancorp. A Certificate of Correction was filed with the office of the Secretary of State of the State of Delaware on April 5, 2004 under the name PanAmerican Bancorp. A Certificate of Correction was filed with the office of the Secretary of State of the State of Delaware on April 23, 2004 under the name PanAmerican Bancorp. A Corrected Certificate of Correction was filed with the office of the Secretary of State of the State of Delaware on May 23, 2005 under the name PanAmerican Bancorp.

C.

The amendment and restatement herein certified have been duly adopted by the stockholders of the Corporation in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “General Corporation Law of Delaware”).

D.

The Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety as follows:

FIRST.

The name of this Corporation is PANAMERICAN BANCORP.

SECOND.

Its registered office in the State of Delaware is to be located at 2711 Centerville Road, Suite 400, in the City of Wilmington, County of New Castle 19808. The registered agent in charge thereof is The Company Corporation, at the same address.

THIRD.

The nature of the business, and the objects and purposes proposed to be transacted, promoted and carried on, are to do any or all the things herein mentioned, as fully and to the same extent as natural persons might or could do, and in any part of the world, viz:

“The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.”

FOURTH.

The total number of shares of all classes of stock which the Corporation shall have authority to issue is 45,000,000 shares, consisting of 40,000,000 shares of Common Stock, par value $.01 per share, and 5,000,000 shares of Preferred Stock, par value $.01 per share, as more fully described below (the “Preferred Stock”).

Preferred Stock.

The shares of Preferred Stock may be divided and issued from time to time in one or more series as may be designated by the Board of Directors of the Corporation, each such series to be distinctly titled and to consist of the number of shares designated by the Board of Directors. All shares of any one series of Preferred Stock so designated by the Board of Directors shall be alike in every particular, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon (if any) shall accrue or be cumulative (or both). The designations, preferences and relative, participating, optional or other special rights (if any), and the qualifications, limitations or restrictions thereof (if any), of any series of Preferred Stock may differ from those of any and all other series at any time outstanding. The Board of Directors of the Corporation is hereby expressly vested with authority to fix by resolution the powers, designations, preferences and relative, participating, optional or other special rights (if any), and the qualifications, limitations or restrictions (if any), of the Preferred Stock and each series thereof which may be designated by the Board of Directors, including, but without limiting the generality of the foregoing, the following:

(1)

The voting rights and powers (if any) of the Preferred Stock and each series thereof;

(2)

The rates and times at which, and the terms and conditions on which, dividends (if any) on the Preferred Stock, and each series thereof, will be paid and any dividend preferences or rights of cumulation;

(3)

The rights (if any) of holders of the Preferred Stock, and each series thereof, to convert the same into, or exchange the same for, shares of other classes (or series of classes) of capital stock of the Corporation and the terms and conditions for such conversion or exchange, including provisions for adjustment of conversion or exchange prices or rates in such events as the Board of Directors shall determine;

(4)

The redemption rights (if any) of the Corporation and of the holders of the Preferred Stock, and each series thereof, and the times at which, and the terms and conditions on which, the Preferred Stock, and each series thereof, may be redeemed; and

(5)

The rights and preferences (if any) of the holders of the Preferred Stock, and each series thereof, upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

FIFTH.

The Directors shall have power to make and to alter or amend the By-Laws and to fix the amount to be reserved as working capital.

The By-Laws shall determine whether and to what extent the accounts and books of this Corporation, or any of them shall be open to the inspection of the stockholders; and no stockholder shall have any right of inspecting any account, or book or document of this Corporation, except as conferred by law or the By-Laws, or by resolution of the stockholders.

It is the intention that the objects, purposes and powers specified in the Third paragraph hereof shall, except where otherwise specified in said paragraph, be nowise limited or restricted by reference to or inference from the terms of any other clause or paragraph in this Certificate of Incorporation, but that the objects, purposes and powers specified in the Third paragraph and in each of the clauses or paragraphs of this charter shall be regarded as independent objects, purposes and powers.

SIXTH.

Directors of the Corporation shall not be liable to either the Corporation or its stockholders for monetary damages for a breach of fiduciary duties unless the breach involves: (1) a director’s duty of loyalty to the Corporation or its stockholders; (2) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) liability for unlawful payments of dividends or unlawful stock purchases or redemption by the Corporation; or (4) a transaction from which the director derived an improper personal benefit.

SEVENTH.

The Corporation elects not to be governed by Section 203 of the General Corporation Law of Delaware.

EIGHTH.

The Corporation shall indemnify all persons whom it may indemnify to the fullest extent allowed by the General Corporation Law of Delaware.

NINTH.

(1)

The number of directors constituting the entire Board of Directors shall be fixed from time to time exclusively by resolution passed by a majority of the whole Board of Directors, which shall in no event cause the term of any incumbent director to be shortened or cause a decrease in the number of classes of directors except as required by law. The Board of Directors shall be divided into three classes, designated Classes I, II and III, which shall be as nearly equal in number as possible. Initially, directors of Class I shall be elected to hold office for a term expiring at the annual meeting of stockholders in 2000, directors of Class II shall be elected to hold office for a term expiring at the annual meeting of stockholders in 2001, and directors of Class III shall be elected to hold office for a term expiring at the annual meeting of stockholders in 2002. At each annual meeting of stockholders following the initial classification and election, the respective successors of each class shall be elected for three-year terms.

(2)

Newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled by the vote of the Board of Directors; and if the number of directors then in office is less than a quorum, then newly-created directorships and vacancies shall be filled by the vote of a majority of the remaining directors then in office. When the Board of Directors fills a vacancy, the director chosen to fill the vacancy shall be of the same class as the director he or she succeeds and shall hold office for the term of a director of that class and until his or her successor shall have been elected and qualified.

(3)

In addition to any requirements of law and any other provisions of this Certificate of Incorporation (and not withstanding the fact that a lesser percentage may be specified by law or this Certificate of Incorporation), the affirmative vote of the holders of 66 2/3% or more of the combined voting power of the then outstanding shares of all classes and series of stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision inconsistent with, this Article NINTH of this Certificate of Incorporation. Subject to the foregoing provisions of this Article NINTH, the Corporation reserves the right to amend, alter or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are subject to this reservation.

IN WITNESS WHEREOF, PanAmerican Bancorp has caused this Amended and Restated Certificate of Incorporation to be signed this ____ day of ____________, 2005.

ATTEST:

PANAMERICAN BANCORP

________________________

_________________________

Name:

Name:

Title:

Title:

REVOCABLE PROXY

PANAMERICAN BANCORP
Special Meeting of Stockholders – July 14, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Michael E. Golden and Robert L. Nichols and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution for and in the name, place and stead of the undersigned to appear at the Special Meeting of Stockholders (the “Special Meeting”) of PanAmerican Bancorp (the “Company”) to be held at the branch office of the Company’s bank subsidiary located at 1200 North Federal Highway, Boca Raton, Florida 33432, on July 14, 2005 at 5:00 p.m., E.D.T., and at any postponement or adjournment thereof, and to vote all of the shares of common stock, par value $.01 per share (“Common Stock”), of the Company which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned directs this proxy to vote as indicated on the reverse side of this proxy card.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED. IF NO INSTRUCTIONS TO THE CONTRARY ARE INDICATED, THE PERSONS NAMED HEREIN INTEND TO VOTE FOR PROPOSALS 1 and 2. IF ANY OTHER BUSINESS IS PRESENTED AT THE SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

THE PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE COMPANY’S PROXY STATEMENT.

(Continued and to be signed on reverse side)

The Board of Directors recommends a VOTE “FOR” the proposals listed below.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

1.

To amend and restate the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 20,000,000 to 40,000,000.

☐ FOR

☐

AGAINST

☐ ABSTAIN

2.

To issue and sell up to 12,500,000 shares of Common Stock and up to 4,170,000 securities exercisable or convertible into shares of Common Stock at below-market prices.

☐ FOR

☐

AGAINST

☐ ABSTAIN

3.

In their discretion, the proxies are authorized to vote on any other business as may properly come before the Special Meeting or any postponement or adjournment thereof.

Should the undersigned be present and choose to vote at the Special Meeting or at any postponement or adjournment thereof, and after notification to the Secretary of the Company at the Special Meeting of the stockholder’s decision to terminate this proxy, then the power of such attorneys or proxies shall be terminated and shall have no force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary or by duly executing a proxy bearing a later date.

The undersigned hereby acknowledges receipt of the Company’s Financial Information, as defined in the Proxy Statement, Notice of the Special Meeting and the Proxy Statement relating thereto.

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

_________________________

_________________________

DATE:_________________, 2005

Signature(s)

 (Please date this Proxy)

NOTE:

Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF

PANAMERICAN BANCORP

July 14, 2005

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.